ASSETS HELD FOR SALE	6 Months Ended
Jun. 30, 2021
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
ASSETS HELD FOR SALE	ASSETS HELD FOR SALE
On April 14, 2021, pursuant to the investment agreement of December 10, 2020 forming a public-private partnership betwen Invitalia - Agenzia nazionale per l'attrazione degli investimenti e lo sviluppo d'impresa SpA ("Invitalia"), an Italian state-owned company, and AM InvestCo Italy SpA ("AM InvestCo"), ArcelorMittal's subsidiary party to the lease and purchase agreement for the Ilva business), Invitalia invested €400 million (476) of new equity into AM InvestCo, providing Invitalia with a 38% shareholding, equal voting and governance rights and therefore joint control. Going forward, Acciaierie d'Italia Holding (formerly AM InvestCo) will operate independently and as such will have its own funding plans. Its main operating subsidiary ArcelorMittal Italia was renamed Acciaierie d'Italia.
Accordingly, as of April 14, 2021, as a result of loss of control, the Company derecognized assets (including 199 of cash pooling receivable from the Company and subsequently settled) and liabilities of 4,639 and 3,873, respectively, and accounted for its 62% interest in the joint venture under the equity method at its fair value of 1,205. The Company recognized in cost of sales a gain of 104 including the reclassification from other comprehensive income to the consolidated statements of operations of foreign exchange translation losses and other for 283. The fair value measurement was determined using a discounted cash flow model and Level 3 unobservable inputs.
On June 17, 2021, the Company announced the discontinuation of its divestment process with respect to its plate operations in the Europe reportable segment following final offers received and a strategic review of growth opportunities as a producer of heavy plates with the lowest CO2 footprint in the industry and as a supplier of special plates needed for the energy transition in several of its end markets. Accordingly, the Company discontinued the classification of assets and liabilities of this business as held for sale as of June 30, 2021 and measured the recoverable amount on the basis of a value-in-use calculation which was the lower amount when compared to the carrying amount before the classification as held for sale adjusted for any depreciation or amortization that would have been recognized. The measurement based on the recoverable amount did not result in any adjustment to assets and liabilities reclassified from held for sale.

The table below provides the details of the derecognition of Acciaierie d'Italia Holding and its subsidiaries at April 14, 2021. There were no assets classified as held for sale at June 30, 2021.

Acciaierie d'Italia
Current Assets:
Cash and cash equivalents	4
Trade accounts receivable, prepaid expenses and other current assets	1,232
Inventories	1,214
Total Current Assets	2,450
Non-current Assets:
Property, plant and equipment	1,875
Other assets	314
Total Non-current Assets	2,189
Total Assets	4,639
Current Liabilities:
Trade accounts payables, accrued expenses and other liabilities	2,204
Total Current Liabilities	2,204
Non-current Liabilities:
Long-term debt	19
Other long-term liabilities	1,650
Total Non-current Liabilities	1,669
Total Liabilities	3,873
Fair value of the joint venture	1,943
ArcelorMittal 62% interest	1,205
Derecognition of net assets	(766)
Goodwill allocation	(52)
Reclassification of foreign exchange loss and other	(283)
Net gain on derecognition	104